Exhibit 8
INDEX OF COMPANIES
Updated from 30.06.09 to 31.12.09

Name of Company	Country of Incorporation
American Commonwealth Assurance Co. Ltd.	Bermuda
Arabian Hotel Management Co. LLC	Oman
Asia Pacific Holdings Limited	England
Avendra LLC	Delaware, USA
Barclay Operating Corp.	New York, USA
BBJV Investments Limited	England
BHMC Canada Inc.	Canada
BHR Holdings B.V.	The Netherlands
BHR Luxembourg S.A.R.L.	Luxembourg
BHR Overseas (Finance) B.V.	The Netherlands
BHR Pacific Holdings, Inc.	Delaware, USA
BHR Services (France) SARL.	France
BHR US Holdings B.V.	The Netherlands
BHTC Canada Inc.	Canada
Bristol Oakbrook Tenant Company	Delaware, USA
Café Biarritz	Texas, USA
Canabolas Caravan Motel Pty Ltd.	Australia
CDC San Francisco LLC	Delaware & California
Centrum Finance (Guernsey) Ltd.	Channel Islands
China Hotel Investment Ltd	Barbados
Compania Inter-Continental de Hoteles El Salvador S.A.	Venezuela
Crowne Plaza (Asia Pacific) Ltd.	Hong Kong
Crowne Plaza Amsterdam (Management) BV	The Netherlands
Crowne Plaza LLC	Delaware, USA
Culross Finance Ltd.	Cayman
Edinburgh IC Limited	Scotland
Emerald Bay Hotel Co. Ltd	Thailand
EMERO BV	The Netherlands
General Innkeeping Acceptance Corporation	Tennessee, USA
Gestion Hotelera Gestel, C.A.	Venezuela
Grand Hotel du Congo SZARL	Rep of Congo, Zaire
Grand Hotel Inter-Continental Paris SNC	France
Graviss Hospitality Limited	India
Green Ties, LLC	Delaware, USA
Guangzhou SC Hotels Services Ltd.	China
H.I (Burswood) Pty Ltd.	Australia
H.I (Burswood) Trust	Australia
H.I. (Ireland) Limited	Ireland
H.I. Mexicana Servicios, SA de CV	Mexico
H.I. Soaltee Hotel Co. (P) Ltd.	Hong Kong
H.I. Soaltee Management Company Ltd	Hong Kong
H.I. Sugarloaf LLC	Georgia, USA

INDEX OF COMPANIES
Updated from 30.06.09 to 31.12.09

Name of Company	Country of Incorporation
Hale International Ltd.	British Virgin Islands
HC International Holdings, Inc.	Delaware, USA
HH France Holdings SAS	France
HH Hotels (EMEA) BV	The Netherlands
HH Hotels (EMEA) BV — Egyptian Branch	Egypt
HH Hotels (EMEA) BV — Russian Branch	Russia
HH Hotels (Romania) SRL	Romania
HH Hotels Tunisia SARL	Tunisia
HI (Ireland) Ltd.	Eire
HIA (T) Pty Ltd.	Australia
HIM (Aruba) NV	Aruba
Holiday Hospitality Franchising, Inc.	Delaware, USA
Holiday Inn Cairns Pty Ltd.	Australia
Holiday Inn Mexicana S.A.	Mexico
Holiday Inns (Beijing) Ltd.	Hong Kong
Holiday Inns (China) Ltd.	Hong Kong
Holiday Inns (Chongqing), Inc.	Tennessee, USA
Holiday Inns (Courtalin) Holdings SAS	France
Holiday Inns (Courtalin) SAS	France
Holiday Inns (Downtown Beijing) Ltd.	Hong Kong
Holiday Inns (England) Ltd.	England
Holiday Inns (Germany) LLC	Tennessee, USA
Holiday Inns (Germany) LLC — German Branch	Germany
Holiday Inns (Guangzhou), Inc.	Tennessee, USA
Holiday Inns (Jamaica) Inc.	Tennessee, USA
Holiday Inns (Jamaica) Inc. — Jamaica Branch	Jamaica
Holiday Inns (Macau) Ltd.	Hong Kong
Holiday Inns (Malaysia) Ltd.	Hong Kong
Holiday Inns (Middle East) Ltd.	Hong Kong
Holiday Inns (Nepal) Ltd.	Hong Kong
Holiday Inns (Philippines), Inc.	Tennessee, USA
Holiday Inns (Philippines), Inc. — Philippines Branch	Philippines
Holiday Inns (Saudi Arabia), Inc.	Tennessee, USA
Holiday Inns (Shanghai) Ltd.	Hong Kong
Holiday Inns (South East Asia) Inc.	Tennessee, USA
Holiday Inns (South East Asia) Inc. — Singapore Branch	Singapore
Holiday Inns (Thailand) Ltd.	Hong Kong
Holiday Inns (UK), Inc.	Tennessee, USA
Holiday Inns (UK), Inc. — Malta Branch	Malta
Holiday Inns (UK), Inc. — UK Branch	England
Holiday Inns (Xiamen) Ltd.	Hong Kong
Holiday Inns Crowne Plaza (Hong Kong), Inc.	Tennessee, USA
Holiday Inns de Espana S.A.	Spain

INDEX OF COMPANIES
Updated from 30.06.09 to 31.12.09

Name of Company	Country of Incorporation
Holiday Inns Holdings (Australia) Pty Ltd.	Australia
Holiday Inns Inc.	Delaware, USA
Holiday Inns Investment (Nepal) Ltd.	Hong Kong
Holiday Inns of America (UK) Ltd.	England
Holiday Inns of Belgium NV	Belgium
Holiday Inns of Belgium NV — Swedish Branch	Sweden
Holiday Pacific Equity Corporation	Delaware, USA
Holiday Pacific LLC	Delaware, USA
Holiday Pacific Partners, LP	Delaware, USA
Hospitality Network Corporation	Japan
Hotel Forum	England
Hotel Guayana C.A.	Venezuela
Hotel Inter-Continental London Ltd.	England
Hotel InterContinental London (Holdings) Limited	England
Hoteles Estelar de Colombia S.A.	Colombia
Hoteles Y Turismo HIH Srl	Venezuela
IC Hotelbetriebsfuhrungs GmbH	Austria
IC International Hotels Limited Liability Company	Russia
IC US (Holdings) LP	Delaware, USA
IHC (Thailand) Ltd.	Thailand
IHC Buckhead LLC	Georgia, USA
IHC Edinburgh (Holdings)	England
IHC Hopkins (Holdings) Corp.	Delaware, USA
IHC Hotel Ltd.	England
IHC Inter-Continental (Holdings) Corp.	Delaware, USA
IHC London (Holdings)	England
IHC May Fair (Holdings) Ltd.	England
IHC May Fair Hotel Ltd.	England
IHC M-H (Holdings) Corp.	Delaware, USA
IHC Overseas (U.K.) Ltd.	England
IHC UK (Holdings) Ltd	England
IHC United States (Holdings) Corp.	New York, USA
IHC Willard (Holdings) Corp.	Delaware, USA
IHG (Australasia) Limited	Singapore
IHG ANA Hotels Group Japan LLC	Japan
IHG ANA Hotels Holdings Co.	Japan
IHG Bangkok Limited	BVI
IHG Community Development, LLC	Georgia, USA
IHG Cyprus Limited	Cyprus
IHG ECS (Barbados) SRL	Barbados
IHG Franchising Brasil Ltda	Brazil
IHG Franchising DR Corporation	Delaware, USA
IHG Franchising DR Corporation — Dominican Republic Branch	Delaware, USA

INDEX OF COMPANIES
Updated from 30.06.09 to 31.12.09

Name of Company	Country of Incorporation
IHG Franchising LLC	Delaware, USA
IHG Hotels (New Zealand) Limited	New Zealand
IHG Hotels Management (Australia) Pty Limited	Australia
IHG IT Services (India) Private Limited	India
IHG Japan (Management) LLC	Japan
“IHG Management” d.o.o. Beograd	Serbia
IHG Management (Maryland) LLC	Maryland, USA
IHG Management (Netherlands) B.V.	The Netherlands
IHG Management (Netherlands) B.V. — Indonesia Branch	Indonesia
IHG (Marseille) SAS	France
IHG PS Nominees Limited	England
IHG Queenstown Limited	New Zealand
IHG Systems Pty Ltd	Australia
IHG Szalloda Budapest Szolgaltato Kft	Hungary
IHG (Victoria Park) Pty Ltd	Australia
Illinois Hotels Corp.	Delaware, USA
IND East Village SD Holdings LLC	Delaware & California, USA
InterContinental (Branston) 1 Ltd	England
Inter-Continental D.C. Operating Corp.	Delaware, USA
Inter-Continental Florida Investment Corp.	Delaware, USA
Inter-Continental Florida Partner Corp.	Delaware, USA
InterContinental Gestion Hotelera S.L.	Spain
InterContinental Hong Kong Ltd.	Hong Kong
Inter-Continental Hospitality Corporation	Delaware, USA
Inter-Continental Hotel Investment (S) Pte. Ltd.	Singapore
Inter-Continental Hoteleira Limitada	Brazil
Inter-Continental Hotels (Montreal) Operating Corp.	Quebec, Canada
Inter-Continental Hotels (Montreal) Owning Corp.	Quebec, Canada
Inter-Continental Hotels (Overseas) Ltd.	England
InterContinental Hotels (Puerto Rico) Inc	Puerto Rico
Inter-Continental Hotels (Singapore) Pte. Ltd.	Singapore
Inter-Continental Hotels Corporation	Delaware, USA
Inter-Continental Hotels Corporation — Cairo Branch	Egypt
Inter-Continental Hotels Corporation — Jordan Branch	Jordan
Inter-Continental Hotels Corporation — Malta Branch	Malta
Inter-Continental Hotels Corporation — Philippines Branch	Philippines
Inter-Continental Hotels Corporation — Poland Branch	Poland
Inter-Continental Hotels Corporation — Tel Aviv Branch	Israel
Inter-Continental Hotels Corporation de Venezuela C.A.	Venezuela
Intercontinental Hotels Corporation Limited	Bermuda
Intercontinental Hotels Corporation Limited — Egypt Branch	Egypt
Intercontinental Hotels Corporation Limited — Kenya Branch	Kenya
Intercontinental Hotels Corporation Limited — Saudi Branch	Saudi

INDEX OF COMPANIES
Updated from 30.06.09 to 31.12.09

Name of Company	Country of Incorporation
InterContinental Hotels Group (Asia Pacific) Pte Ltd	Singapore
InterContinental Hotels Group (Asia Pacific) Pte Ltd — Korean Branch	Korea
InterContinental Hotels Group (Australia) Pty Limited	Australia
InterContinental Hotels Group (Canada) Inc.	Canada
InterContinental Hotels Group (Espana) SA	Spain
InterContinental Hotels Group (Greater China) Limited	Hong Kong
InterContinental Hotels Group (Greater China) Limited — Maldives branch	Maldives
InterContinental Hotels Group (Japan) Inc.	Tennessee
InterContinental Hotels Group (Japan) Inc. — Japan Branch	Japan
InterContinental Hotels Group (Management Services) Ltd	England
InterContinental Hotels Group (New Zealand) Limited	New Zealand
InterContinental Hotels Group (Shanghai) Ltd	China
InterContinental Hotels Group Customer Services Ltd.	England
InterContinental Hotels Group do Brasil Limitada	Brazil
InterContinental Hotels Group Finance (CI)	Jersey
InterContinental Hotels Group Healthcare Trustee Ltd	England
InterContinental Hotels Group (India) Pvt. Ltd.	India
InterContinental Hotels Group Operating Corp.	USA
InterContinental Hotels Group PLC	England
InterContinental Hotels Group Resources Inc	Delaware, USA
InterContinental Hotels Group Resources Inc — Guam Branch	Guam
InterContinental Hotels Group Services Company	England
InterContinental Hotels Italia, SrL	Italy
InterContinental Hotels Limited	England
Intercontinental Hotels Management GmbH	Germany
InterContinental Hotels Nevada Corporation	Nevada
Inter-Continental Hotels of San Francisco Inc.	Delaware, USA
Inter-Continental Hotels Saudi Arabia Ltd.	Saudi Arabia
Inter-Continental Management (Australia) Pty Limited	Australia
InterContinental Overseas Holding Corporation	Delaware, USA
InterContinental Overseas Holding Corporation — Azerbaijan Branch	Azerbaijan
InterContinental Overseas Holding Corporation — Bermuda Branch	Bermuda
InterContinental Overseas Holding Corporation — Czech Republic Branch	Czech Republic
InterContinental Overseas Holding Corporation — Egyptian Branch	Egypt
InterContinental Overseas Holding Corporation — Jamaican Branch	Jamaica
InterContinental Overseas Holding Corporation — Kazakhstan Branch	Kazakhstan
InterContinental Overseas Holding Corporation — Slovakia Branch	Slovakia
InterContinental Overseas Holding Corporation — Ukraine Branch	Ukraine
InterContinental (PB) 1	England
InterContinental (PB) 2 Limited	England
InterContinental (PB) 3 Limited	England
Inthotel SA	Spain
Kenya Hotel Properties Ltd.	Kenya

INDEX OF COMPANIES
Updated from 30.06.09 to 31.12.09

Name of Company	Country of Incorporation
Kumul Hotels Ltd.	Papua New Guinea
Lane Field South Hotel Management LLC	Delaware, USA
Louisiana Acquisitions Corp.	Delaware, USA
Maya Baiduri Sdn Bhd	Malaysia
Mifala Holdings (Vanuatu) Ltd.	Vanuatu
Nuevas Fronteras S.A.	Argentina
OSPR Pty Ltd.	Australia
Panacon	Louisiana, USA
Perseus Holding Corp.	Delaware, USA
Pershing Associates	District of Columbia
PML Services LLC	Maryland, USA
Pollstrong Limited	England
Powell Pine, Inc.	Delaware, USA
President Hotel & Tower Co Ltd.	Singapore
Priscilla Holiday of Texas, Inc.	Delaware, USA
P.T. Jakarta International Hotels & Development	Indonesia
PT SC Hotels & Resorts Indonesia	Indonesia
Resort Services International (Cayo Largo) L.P.	Georgia, USA
SC Cellars Ltd.	England
SC ESOP Trustee (Jersey) Ltd.	Jersey
SC Finance Investments Two Company	England
SC Hotels International Services, Inc.	Delaware, USA
SC Investments Number 2 Ltd.	England
SC Investments Number 3 Ltd.	England
SC Leisure Group Ltd.	England
SC Luxembourg Investments SARL	Luxembourg
SC NAS 2 Ltd.	England
SC NAS 3	England
SC QUEST Ltd	England
SC Racing Gibraltar	Gibraltar
SC Reservations (Philippines) Inc	Tennessee, USA
SC Reservations (Philippines) Inc — Philippines Branch	Phillippines
SC Wine Bars Ltd.	England
SCH Insurance Company	Vermont, USA
SCHIL Investment (Barbados) Ltd	Barbados
SCIH Branston 2	England
SCIH Branston 3	England
SFH Associates L.P.	California, USA
Six Continents Corporate Services	England
Six Continents Holdings Ltd.	England
Six Continents Hotels de Colombia SA	Colombia
Six Continents Hotels International Ltd.	England
Six Continents Hotels, Inc.	Delaware

INDEX OF COMPANIES
Updated from 30.06.09 to 31.12.09

Name of Company	Country of Incorporation
Six Continents International Holdings BV	The Netherlands
Six Continents Investments Ltd.	England
Six Continents Limited (formerly PLC)	England
Six Continents Overseas Holdings Ltd.	England
Six Continents Restaurants Ltd.	England
SixCo Financing 1	England
SixCo North America, Inc.	Delaware
Soaltee Hotel Ltd.	Nepal
Societe des Grands Hotels du Liban	Lebanon
Societe des Hotels InterContinental France SNC	France
Societe Immobiliere Kinoise SZARL	Rep of Congo, Zaire
Societe Nouvelle du Grand Hotel SA	France
Southern Pacific Hotel Corp. (BVI) Ltd.	British Virgin Islands
Southern Pacific Hotel Corporation Sdn Bhd	Malaysia
Southern Pacific Hotels Pty Ltd.	Australia
Southern Pacific Hotels Properties Limited	British Virgin Islands
SC Southwick UK Ltd.	Cayman
SPHC (IP) Pty Ltd.	Australia
SPHC Group Pty Ltd.	Australia
SPHC Management Ltd.	Papua New Guinea
SSABCO Ltd.	England
Tahiti Beachcomber SA	Tahiti
TAK How Investment Limited	Hong Kong
The Hotel Clearing Corp.	Delaware, USA
THISCO	Delaware, USA
Tian An Hotels International Limited	Hong Kong
TLCI Limited	New Zealand/Cook Islands
TotRusUs (Russian Branch of HH Hotels (EMEA) BV)	Russia
Trifaith Investments Ltd.	British Virgin Islands
Universal de Hoteles SA	Colombia
White Shield Insurance Company Ltd.	Gibraltar
Willard Associates	District of Columbia
World Trade Center Montreal Hotel Corp.	Quebec, Ontario
Yokohama Grand Intercontinental Hotel Co. Ltd.	Japan